UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 31, 2006
TIME WARNER INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-15062	13-4099534

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
One Time Warner Center, New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)
212-484-8000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
As previously reported by Time Warner Inc., a Delaware corporation (“Time Warner” or the “Company”), on its Current Report on Form 8-K dated July 31, 2006 that was filed with the Securities and Exchange Commission on August 2, 2006 (the “Initial Form 8-K”), on July 31, 2006 Time Warner and Comcast Corporation (“Comcast”) and certain of their subsidiaries and affiliates completed the acquisition of substantially all of the cable systems managed by Adelphia Communications Corporation (“Adelphia”) (the “Adelphia Acquisition”), the redemptions of Comcast’s interests in Time Warner Cable Inc., a Delaware corporation (“TWC”), and Time Warner Entertainment Company, L.P., a Delaware limited partnership (“TWE”) and a subsidiary of TWC, were completed, and TWC, Comcast and their respective subsidiaries also swapped certain cable systems (the “Cable Swaps”).
This Current Report on Form 8-K/A is being filed as an amendment to the Initial Form 8-K to provide the financial statements and pro forma financial information that were excluded from the Initial Form 8-K as permitted by Item 9.01 of Form 8-K.
Item 9.01 Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired.
     (i) Audited consolidated financial statements of Adelphia as of December 31, 2005 and 2004 and for the three years ended December 31, 2005 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A.
     (ii) Condensed consolidated financial statements of Adelphia as of June 30, 2006 (unaudited) and December 31, 2005 and for the three and six months ended June 30, 2006 and 2005 (unaudited) are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.
     (iii) Audited Special-Purpose Combined Carve-Out Financial Statements of the Los Angeles, Dallas and Cleveland Cable System Operations (A Carve-Out of Comcast Corporation) as of December 31, 2005 and 2004, and for the three years in the period ended December 31, 2005 are filed as Exhibit 99.3 to this Current Report on Form 8-K/A. The special-purpose financial statements represent the combined financial position and results of operations for the cable systems of Comcast Corporation that were exchanged with TWC in the Cable Swaps.
     (iv) Special-Purpose Combined Carve-Out Financial Statements of the Los Angeles, Dallas and Cleveland Cable System Operations (A Carve-Out of Comcast Corporation) as of June 30, 2006 (unaudited) and December 31, 2005, and for the three months and six months ended June 30, 2006 and 2005 (unaudited) are filed as Exhibit 99.4 to this Current Report on Form 8-K/A. The special-purpose financial statements represent the combined financial position and results of operations for the cable systems of Comcast Corporation that were exchanged with TWC in the Cable Swaps.
     (b) Pro Forma Financial Information.
     The unaudited pro forma balance sheet as of June 30, 2006 and unaudited pro forma statement of operations of Time Warner for the year ended December 31, 2005 and for the six months ended June 30, 2006 are filed as Exhibit 99.5 to this Current Report on Form 8-K/A.
     (c) Shell Company Transactions. Not applicable.
     (d) Exhibits.

Exhibit	Description

23.1	Consent of PricewaterhouseCoopers LLP.

23.2	Consent of Deloitte & Touche LLP.

99.1	Report of Independent Registered Public Accounting Firm, Consolidated Balance Sheets at December 31, 2005 and 2004, Consolidated Statements of Operations for the years ended December 31, 2005, 2004 and 2003, Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2005, 2004 and 2003, Consolidated Statements of Stockholders’ Deficit for the years ended December 31, 2005, 2004 and 2003, Consolidated Statements of Cash Flows for the years ended December 31, 2005, 2004 and 2003, Notes to Consolidated Financial Statements and Supplemental Financial Schedules: Schedule I — Condensed Financial Information of Registrant and Schedule II — Valuation and Qualifying Accounts of Adelphia Communications Corporation (“Adelphia”) (incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2005 filed by Adelphia with the Securities and Exchange Commission (the "SEC") on March 29, 2006 (File No. 000-16014)).

99.2	Condensed Consolidated Balance Sheets as of June 30, 2006 (unaudited) and December 31, 2005, Condensed Consolidated Statements of Operations for the three and six months ended June 30, 2006 and 2005 (unaudited), Condensed Consolidated Statements of Cash Flows for the six months ended June 30, 2006 and 2005 (unaudited) and Notes to Condensed Consolidated Financial Statements (unaudited) of Adelphia (incorporated by reference to the Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 filed by Adelphia with the SEC on August 14, 2006 (File No. 000-16014)).

99.3	Audited Special-Purpose Combined Carve-Out Financial Statements of the Los Angeles, Dallas and Cleveland Cable System Operations (A Carve-Out of Comcast Corporation) as of December 31, 2005 and 2004, and for the three years in the period ended December 31, 2005.

99.4	Special-Purpose Combined Carve-Out Financial Statements of the Los Angeles, Dallas and Cleveland Cable System Operations (A Carve-Out of Comcast Corporation) as of June 30, 2006 (unaudited) and December 31, 2005, and for the three months and six months ended June 30, 2006 and 2005 (unaudited).

99.5	Unaudited pro forma balance sheet as of June 30, 2006 and unaudited pro forma statement of operations of Time Warner Inc. for the year ended December 31, 2005 and for the six months ended June 30, 2006.

99.6	Registration Rights and Sale Agreement, dated as of July 31, 2006, by and between Adelphia and Time Warner Cable Inc. (“TWC”).

99.7	Letter Agreement, dated July 31, 2006, by and among Comcast Cable Communications Holdings, Inc., MOC Holdco I, LLC, MOC Holdco II, Inc., TWE Holdings I Trust, TWE Holdings II Trust, Cable Holdco II Inc., Cable Holdco III LLC, TWE Holding I LLC, TWC, Time Warner Entertainment Company, L.P. (“TWE”), Comcast Corporation (“Comcast”) and Time Warner Inc. (related to the redemptions of Comcast’s interests in TWC and TWE).

99.8	Letter Agreement, dated October 13, 2006, by and among Comcast Cable Communications Holdings, Inc., MOC Holdco I, LLC, MOC Holdco II, Inc., TWE Holdings I Trust, TWE Holdings II Trust, Comcast of Arkansas/Florida/Louisiana/Minnesota/
Mississippi/Tennessee, Inc., Comcast of Louisiana/Mississippi/Texas, LLC, TWC, TWE, Comcast and Time Warner Inc. (related to the redemptions of Comcast’s interests in TWC and TWE).

99.9	Amendment No. 1 to the Exchange Agreement, dated as of July 31, 2006, by and among Comcast, Comcast Cable Communications Holdings, Inc., Comcast Cable Holdings, LLC, Comcast of Georgia, Inc., Comcast of Texas I, LP, Comcast of Texas II, LP, Comcast of Indiana/Michigan/Texas, LP, TCI Holdings, Inc., TWC and Time Warner NY Cable LLC.

99.10	Letter Agreement, dated October 13, 2006, by and among Comcast, Comcast Cable Communications Holdings, Inc., Comcast Cable Holdings, LLC, Comcast of Georgia/Virginia, Inc., Comcast TW Exchange Holdings I, LP, Comcast TW Exchange Holdings II, LP, Comcast of California/Colorado/Illinois/Indiana/Michigan, LP, Comcast of Florida/Pennsylvania L.P., Comcast of Pennsylvania II, L.P., TCI Holdings, Inc., TWC and Time Warner NY Cable LLC (related to the Cable Swaps).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER INC.
By:	/s/ James W. Barge
	Name:	James W. Barge
	Title:	Senior Vice President and Controller

Date: October 13, 2006

EXHIBIT INDEX

Exhibit	Description

23.1	Consent of PricewaterhouseCoopers LLP.

23.2	Consent of Deloitte & Touche LLP.

99.1	Report of Independent Registered Public Accounting Firm, Consolidated Balance Sheets at December 31, 2005 and 2004, Consolidated Statements of Operations for the years ended December 31, 2005, 2004 and 2003, Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2005, 2004 and 2003, Consolidated Statements of Stockholders’ Deficit for the years ended December 31, 2005, 2004 and 2003, Consolidated Statements of Cash Flows for the years ended December 31, 2005, 2004 and 2003, Notes to Consolidated Financial Statements and Supplemental Financial Schedules: Schedule I — Condensed Financial Information of Registrant and Schedule II — Valuation and Qualifying Accounts of Adelphia Communications Corporation (“Adelphia”) (incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2005 filed by Adelphia with the Securities and Exchange Commission (the "SEC") on March 29, 2006 (File No. 000-16014)).

99.2	Condensed Consolidated Balance Sheets as of June 30, 2006 (unaudited) and December 31, 2005, Condensed Consolidated Statements of Operations for the three and six months ended June 30, 2006 and 2005 (unaudited), Condensed Consolidated Statements of Cash Flows for the six months ended June 30, 2006 and 2005 (unaudited) and Notes to Condensed Consolidated Financial Statements (unaudited) of Adelphia (incorporated by reference to the Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 filed by Adelphia with the SEC on August 14, 2006 (File No. 000-16014)).

99.3	Audited Special-Purpose Combined Carve-Out Financial Statements of the Los Angeles, Dallas and Cleveland Cable System Operations (A Carve-Out of Comcast Corporation) as of December 31, 2005 and 2004, and for the three years in the period ended December 31, 2005.

99.4	Special-Purpose Combined Carve-Out Financial Statements of the Los Angeles, Dallas and Cleveland Cable System Operations (A Carve-Out of Comcast Corporation) as of June 30, 2006 (unaudited) and December 31, 2005, and for the three months and six months ended June 30, 2006 and 2005 (unaudited).

99.5	Unaudited pro forma balance sheet as of June 30, 2006 and unaudited pro forma statement of operations of Time Warner Inc. for the year ended December 31, 2005 and for the six months ended June 30, 2006.

99.6	Registration Rights and Sale Agreement, dated as of July 31, 2006, by and between Adelphia and Time Warner Cable Inc. (“TWC”).

99.7	Letter Agreement, dated July 31, 2006, by and among Comcast Cable Communications Holdings, Inc., MOC Holdco I, LLC, MOC Holdco II, Inc., TWE Holdings I Trust, TWE Holdings II Trust, Cable Holdco II Inc., Cable Holdco III LLC, TWE Holding I LLC, TWC, Time Warner Entertainment Company, L.P. (“TWE”), Comcast Corporation (“Comcast”) and Time Warner Inc. (related to the redemptions of Comcast’s interests in TWC and TWE).

99.8	Letter Agreement, dated October 13, 2006, by and among Comcast Cable Communications Holdings, Inc., MOC Holdco I, LLC, MOC Holdco II, Inc., TWE Holdings I Trust, TWE Holdings II Trust, Comcast of Arkansas/Florida/Louisiana/Minnesota/
Mississippi/Tennessee, Inc., Comcast of Louisiana/Mississippi/Texas, LLC, TWC, TWE, Comcast and Time Warner Inc. (related to the redemptions of Comcast’s interests in TWC and TWE).

99.9	Amendment No. 1 to the Exchange Agreement, dated as of July 31, 2006, by and among Comcast, Comcast Cable Communications Holdings, Inc., Comcast Cable Holdings, LLC, Comcast of Georgia, Inc., Comcast of Texas I, LP, Comcast of Texas II, LP, Comcast of Indiana/Michigan/Texas, LP, TCI Holdings, Inc., TWC and Time Warner NY Cable LLC.

99.10	Letter Agreement, dated October 13, 2006, by and among Comcast, Comcast Cable Communications Holdings, Inc., Comcast Cable Holdings, LLC, Comcast of Georgia/Virginia, Inc., Comcast TW Exchange Holdings I, LP, Comcast TW Exchange Holdings II, LP, Comcast of California/Colorado/Illinois/Indiana/Michigan, LP, Comcast of Florida/Pennsylvania L.P., Comcast of Pennsylvania II, L.P., TCI Holdings, Inc., TWC and Time Warner NY Cable LLC (related to the Cable Swaps).